SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 9, 1996



                             GANDER MOUNTAIN, INC.
            (Exact name of registrant as specified in its charter)


         Wisconsin                     0-14579                39-1742710
(State or other jurisdiction    (Commission File No.)        (IRS Employer
    of incorporation)                                      Identification No.)


                                 P.O. Box 128
                                   Highway W
                           Wilmot, Wisconsin  53192
                   (Address of principal executive offices)


       Registrant's telephone number, including area code:  (414) 862-2331

      Item 3.     Bankruptcy or Receivership

            On August 9, 1996, the Company and its two subsidiaries, GRS, Inc. and GMO, Inc., filed petitions for relief under Chapter 11 of the Bankruptcy Code. The petitions were filed in the United States Bankruptcy Court for the Eastern District of Wisconsin and were assigned case numbers 96-26478, 96-26479 and 96-26480, respectively. Each company is a debtor-in-possession under the Bankruptcy Code.


      Item 7.     Financial Statements and Exhibits

      (c)   Exhibits

            99.1  Press release issued by the Company on August 9, 1996.

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GANDER MOUNTAIN, INC.



                                                By:  /s/ Kenneth J. Guerrini
                                                     ------------------------
                                                     Kenneth J. Guerrini
                                                     General Controller


      Date:  September 3, 1996